Chambers Street™

Investor Presentation

November 2014


LEAR CORPORATION
2004 - 2014
10th
ANNIVERSARY

Forward Looking Statements

This presentation may contain various “forward-looking statements.” You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving and maintaining corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks or epidemics in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and other of our documents that are on file with or furnished to the SEC. Any forward looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments that we anticipate will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations.

The Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.

Credit ratings may not reflect the potential impact of risks relating to our structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Note: Unless otherwise noted, the information in this presentation represents our portfolio as of September 30, 2014 and includes our consolidated and unconsolidated properties with square feet included at 100% and dollar amounts included at our 80% pro rata share for our Duke, European & UK joint ventures.

Chambers Street™

Company Highlights

High Quality Portfolio	▪ Net lease focused industrial and office portfolio ▪ Newer assets in strong markets ▪ Diversified tenant base ▪ Strong tenant credit profile ▪ Stable occupancy
Significant Growth Capabilities	▪ Demonstrated leasing capabilities ▪ Expansion and build-to-suit opportunities ▪ Active pipeline ▪ Substantial liquidity
Experienced Management Team	▪ Extensive experience and continuity ▪ Track record of disciplined growth
Well-Supported Dividend	▪ Monthly dividend ▪ Increasing to $0.510 per share annualized(1)





(1) Beginning January 2015, monthly dividend increasing to $0.0425 per share, or $0.510 on an annualized basis, from current monthly dividend of $0.0420 per share.

Chambers Street™

Focused Strategy

Acquisitions	▪ Disciplined approach ▪ Focus on newer U.S. industrial assets ▪ Well-leased to high-quality tenants ▪ Located in markets with: ➢ Attractive growth characteristics ➢ Well-supported by transportation infrastructure
Dispositions	▪ Exited retail ▪ Selective sale of multi-tenant office
Leasing/ Expansions	▪ Tenant relationship focus ▪ High tenant retention through lease renewals ▪ Aggressive lease up of remaining vacant space ▪ Opportunity to expand existing properties
Balance Sheet	▪ Maintaining modest leverage ▪ Broadening our sources of capital ▪ Significant liquidity ▪ Evenly-distributed debt maturities ▪ Transitioning to become a primarily unsecured borrower

Demonstrated Results

Acquisitions	▪ Over 89% of current $3.4 billion portfolio acquired since 2007 (1) ▪ $445mm acquired in 2013 and YTD 2014 (1)(2) ➢ 2013: $347mm ➢ YTD 2014: $98mm
Dispositions	▪ $177mm of office and retail assets sold in 2013 and YTD 2014 ▪ Completed exit of retail sector
Leasing/ Expansions	▪ Leased over 6.6mm of space through new leases/renewals in 2013 and YTD 2014 ▪ Expanded space totaling 245k square feet ▪ Increased portfolio occupancy to over 97%
Balance Sheet	▪ Investment grade credit ratings ➢ Moody's: Baa3 (stable) ➢ S&P: BBB- (stable) ▪ Encumbered asset base reduced to 48% of total portfolio at cost ▪ Ample liquidity: only $170mm outstanding on $850 million revolving line of credit ▪ Well-supported payout ratios of 71% of Core FFO and 79% of AFFO

(1) At acquisition cost. (2) Includes Sauget, Illinois distribution warehouse which closed subsequent to the September 30, 2014 quarter end.

High-Quality Portfolio

	Industrial	Office	Total
# of Properties	74	55	129
Net Rentable Square Feet (mm)	27.5	8.8	36.3
% of Total QTD NOI	39.8%	60.2%	100.0%
% Triple Net Single-Tenant[1]	92.2%	66.0%	76.4%
Average Age (years)[2]	8	13	11
% Leased[3]	97.6%	96.4%	97.3%
Remaining Lease Term (years)[2]	6.6	6.3	6.4


amazon.de
amazon.de



(1) Weighted by QTD NOI. See Non-GAAP supplemental financial measures: NOI in our quarterly report on Form 10-Q for the period ended September 30, 2014.
(2) Average weighted by approximate total acquisition cost. (3) Weighted by rentable square feet.

Strong Tenant Credit Profile

High-quality, creditworthy tenant base

Over 53% investment grade rated


Not Rated
37.2%
Investment Grade
53.7%
Non-
Investment
Grade
9.1%

Note: Based on credit ratings of our tenants, their guarantors, or their parent companies. Percentages weighted by annualized base rent.

High-Quality Tenants

Raytheon

amazon

THE CLOROX COMPANY

Whirlpool® Home Appliances

JPMORGAN CHASE & CO.

COMCAST

LORD ABBETT®

ConAgra Foods®
Food you love

Deloitte.

Eisai

Chambers Street™

Highly-Diversified Tenant Base

Top 15 tenants represent only 42.3% of total annualized base rent

	Top Tenants	# of Properties	Credit Rating (1) S&P	Credit Rating (1) Moody's	Annualized Base Rent (2)	% ABR	Cumulative % ABR
1	Amazon.com	6	AA-	Baa1	$25,461	9.4%	9.4%
2	Barclay's Capital	1	A	A2	12,278	4.5%	13.9%
3	Raytheon Company	1	A	A3	10,300	3.8%	17.7%
4	General Services Admin	4	AA+	Aa1	9,853	3.6%	21.3%
5	Lord Abbett & Co.	1	-	-	6,125	2.3%	23.5%
6	JP Morgan Chase	1	A	A3	6,093	2.2%	25.8%
7	Nuance Communications, Inc.	1	BB-	Ba3	5,842	2.1%	27.9%
8	Endo Health Solutions Inc.	1	-	-	5,717	2.1%	30.0%
9	Eisai, Inc.	1	-	-	5,189	1.9%	31.9%
10	Comcast of California	1	A-	A3	5,073	1.9%	33.8%
11	PPD Development LP	3	B	B3	4,893	1.8%	35.6%
12	Deloitte LLP	1	-	-	4,740	1.7%	37.3%
13	The Coleman Company, Inc. (Jarden Inc.)	1	BB	Ba3	4,683	1.7%	39.0%
14	Barr Laboratories (Teva Pharmaceutical)	1	A-	A3	4,489	1.6%	40.7%
15	Clorox International Co.	1	BBB+	Baa1	4,484	1.6%	42.3%
	Other (approx 218 tenants)				156,950	57.7%	100.0%
	Total				**$272,170**	**100.0%**	

(1) Credit ratings of our tenants, their guarantors, or their parent companies. (2) $ in thousands and annualized base rent for each lease equals, (i) 12 times the monthly cash base rent due as of September 30, 2014, or (ii) for any lease still in an initial free or reduced rent period as of September 30, 2014, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.

Broad Tenant Industry Diversification

Nationally recognized tenants in 25 distinct industries

Attractive mix of growth industries including Internet Retail and Logistics & Distribution

Limited concentration – no industry represents more than 14% of annualized base rent



Financial Services 13.8%
Pharmaceutical and Healthcare Realted 12.1%
Consumer Products 10.5%
Internet Retail 9.4%
Defense and Aerospace 6.6%
Logistics Distribution 5.6%
Telecommunications 4.8%
Food Service &Retail 4.0%
Government 3.9%
Education 3.5%
Insurance 2.7%
Other 24.9%

Note: Based on annualized base rent.

Geographically Diversified

Strong presence across the United States as well as in France, Germany and the UK

Top 5 markets represent less than 46% of the portfolio

No market represents more than 16% of the portfolio


New Jersey Including NYC Metro 15.1%
Florida 9.0%
Texas 8.3%
Germany 6.6%
Ohio 6.3%
California 5.8%
South Carolina 5.7%
Virgina 5.6%
Arizona 5.4%
Minnesota 4.3%
North Carolina 4.3%
Other 24.0%

Note: Based on total acquisition cost.

Industrial Portfolio: Near Major Logistics Corridors


UNITED STATES
EUROPE
Minneapolis
Chicago
Boston
Denver
Kansas City
Indianapolis
Columbus
Cincinnati
Baltimore
Charlotte
Winston-Salem
Spartanburg
Los Angeles
San Diego
Phoenix
Dallas
Charleston
Savannah
Houston
Jacksonville
Tampa
United Kingdom
Hamburg
Bremen
Nottingham
Northampton
Rugby
Germany
Felixstowe
Rhine-Rur
Rotterdam
Lille
Frankfurt
Munich
France
Chambers Street industrial properties
Major ports
Intermodal facilities
Major rail & freight corridors

Source: American Association of Ports & US Department of Transportation.

Industrial Portfolio: Representative Investments

Chambers Street™

Millers Ferry Road – Dallas, TX


Whirlpool

Acquisition Cost (Date)	$40.4 MM (June 2011)
SF / Leased	1,020,000 / 100%
Tenant	Whirlpool (S&P: BBB)

Langenbach – Munich, Germany


DSV

Acquisition Cost (Date)	$18.6 MM (Oct. 2010)
SF / Leased	225,106 / 100%
Tenant	DSV

Midwest Commerce Center – Kansas City, KS


Coleman

Acquisition Cost (Date)	$63.0 MM (Aug. 2012)
SF / Leased	1,107,000 / 100%
Tenant	The Coleman Company (S&P: BB)

Buckeye Logistics Center – Phoenix, AZ


amazon.com
AZDC, Inc.

Acquisition Cost (Date)	$52.8 MM (June 2008)
SF / Leased	1,009,351 / 100%
Tenant	Amazon (S&P: AA-)

AllPoints Midwest – Indianapolis, IN



Acquisition Cost (Date)	$41.4 MM (Dec. 2008)
SF / Leased	1,200,420 / 100%
Tenant	Prime Distribution

1 Rocket Road – Los Angeles, CA



Acquisition Cost (Date)	$46.7 MM (July 2014)
SF / Leased	514,753 / 100%
Tenant	Space Exploration Technologies

Note: Credit ratings of our tenants, their guarantors or parent companies.

Office Portfolio: Near Major Population Centers


UNITED STATES
EUROPE
Minneapolis
Chicago
Boston
Northern NJ
New York City Metro
Princeton
Philadelphia
Washington, DC Metro
Columbus
Cincinnati
East Bay
Nashville
Raleigh
Atlanta
San Diego
Phoenix
Dallas
Houston
Orlando
Tampa
Fort Lauderdale
United Kingdom
Coventry
Reading
Chambers Street office properties
Major MSA population centers

Source: US Census Bureau and Eurostat.

Chambers Street™

Office Portfolio: Representative Investments

Crest Ridge Corporate Center – Minneapolis, MN


syngenta

Acquisition Cost (Date)	$28.4 MM (Aug. 2009)
SF / Leased	116,338 / 100%
Tenant	Syngenta (S&P: A+)

5160 Hacienda Drive – East Bay, CA



Acquisition Cost (Date)	$38.5 MM (Apr. 2010)
SF / Leased	201,620 / 100%
Tenant	Carl Zeiss Meditec

Aspen Corporate Ctr; Nashville, TN



Acquisition Cost (Date)	$29.9 MM (Sept. 2008)
SF / Leased	180,147 / 100%
Major Tenant	Verizon (S&P: BBB+)

Weston Pointe IV – Fort Lauderdale, FL



Acquisition Cost (Date)	$22.6 MM (Mar. 2011)
SF / Leased	96,175 / 100%
Major Tenant	U.S. General Services Administration (S&P: AA+)

100 Kimball Drive – Northern NJ



Acquisition Cost (Date)	$60.3 MM (Dec. 2010)
SF / Leased	175,000 / 100%
Tenant	Deloitte LLP

The Atrium I – Columbus, OH


Nationwide

Acquisition Cost (Date)	$45.1 MM (Mar. 2013)
SF / Leased	315,102 / 100%
Major Tenant	Nationwide Mutual Insurance (S&P: A+)

Note: Credit ratings of our tenants, their guarantors or parent companies.

European Portfolio:
14 Properties in 3 Countries

- Approximately 11.1% of total portfolio (1)
- Strategically located in Western Europe
- 100% triple net leased
- Primarily newer, single-tenant properties
  - 5.7 year weighted average age (1)

- Tenants include:
  - Amazon.com
  - Lear
  - Deutsche Post
  - DSV
  - GE Lighting
  - UniDrug



EUROPE
United Kingdom
South Normanton
Coventry
Rugby
Reading
Northampton
Hamburg
Bremen
Germany
Rhine-Ruhr
Frankfurt
Lille
Munich
France
Chambers Street properties

Property Type	# of Properties	Amount (2)	% of European Portfolio
Industrial	12	$318.9	85.7%
Office	2	53.4	14.3%
Total	14	$372.3	100.0%
Debt		112.8	30.3%
Equity		$259.5	69.7%

(1) By acquisition cost.
(2) $ in millions, based on acquisition cost.

Track Record of Disciplined Growth

Total Portfolio Size

	Acquisitions	Dispositions	Net Acquisitions
2013	$346.6	$104.0	$242.6
2014 YTD[(1)]	98.0	73.5	24.5
Total	**$444.6**	**$177.5**	**$267.1**


$4,000
3,200
2,400
1,600
800
$3.4 Billion
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
9/30/14

Note: $ in millions. Total portfolio size is based on cumulative acquisition cost.
(1) 2014 YTD as of October 24, 2014. Acquisitions include Sauget, Illinois distribution warehouse which closed subsequent to the September 30, 2014 quarter end.

Scheduled Lease Expirations

Well laddered lease expiration schedule –
Over 6.4 years weighted average remaining term



80%
70
60
50
40
30
20
10
0.8%
3.0%
11.3%
6.1%
11.1%
12.7%
55.0%
2014(3)
2015
2016
2017
2018
2019
Thereafter

Note: Scheduled lease expirations as a percentage of total expiring base rent. (1) Includes certain leases that were subject to historical rent increases. (2) Indexed rental increases are generally based upon inflation or market rents. (3) Includes only the last 3 months of 2014.

Scheduled Rental Increases[1]

97% of annualized base rent is subject to rental increases

Embedded internal revenue growth

83% subject to fixed rental increases

14% subject to indexed rental increases



Constant
3.0%
Indexed Rent
Increases
14.0%
Fixed Rental
Increases
83.0%

(1) As percentage of total annualized base rent.

Chambers Street™

Financial Highlights

Chambers Street has a well-supported monthly dividend

		3Q 2014	1Q 2015
Core FFO / Share (1)		$0.18	
AFFO / Share (1)		$0.16	
Distributions / Share (2)	Monthly	$0.0420	$0.0425
	Annualized	*$0.5040*	*$0.5100*
Core FFO Payout Ratio		71%	
AFFO Payout Ratio		79%	

(1) See Non-GAAP supplemental financial measures: FFO, Core FFO and AFFO in our quarterly report on Form 10-Q for the period ended September 30, 2014.
(2) Commencing January 2015, monthly dividend per share increases to $0.0425, or $0.5100 on an annualized basis.

Investment Grade Balance Sheet

Investment grade rated by Standard & Poor's (BBB-, stable) and Moody's (Baa3, stable)



Unsecured Credit Facility 5.1%
Unsecured Term Loans 17.2%
Secured Debt 23.9%
Equity 53.8%

	9/30/14
Share Price (1)	$7.53
Shares	236,924
Total Equity	$1,784,039
Secured Debt (2)	$793,141
Unsecured Term Loans	570,000
Unsecured Credit Facility	170,044
Total Pro Rata Debt	$1,533,185
Total Capitalization	$3,317,224
Cash	(58,546)
Enterprise Value	$3,261,678
Net Debt / Annualized EBITDA	6.6x
Debt / Total Capitalization	46.2%
Net Debt / Enterprise Value	45.3%

Note: Amounts in thousands, except per share figures.
(1) Closing share price on the NYSE on September 30, 2014.
(2) Amounts are presented excluding the effect of net premiums.

Chambers Street™

Scheduled Debt Maturities

Well laddered debt maturity schedule –
Approximately 4.1 years of weighted average remaining term

	Amount	Interest Rate (1)(2)	Remaining Term (1)(3)
Fixed Interest Rate	$1,363	4.14%	4.17
Floating Interest Rate	170	1.45%	3.29
Total	$1,533	3.84%	4.07



$1,600
1,400
1,200
1,000
800
600
400
200
$4
$150
$136
$112
$570
$170
$391
2014 (4)
2015
2016
2017
Thereafter
Secured Debt
Unsecured Credit Facility
Unsecured Term Debt

Note: $ in millions. (1) Weighted average. (2) The $850 million unsecured revolving credit facility is also subject to a facility fee of 0.30% per annum. (3) In years. (4) Includes only the last three months of 2014.

Chambers Street™

2004 - 2014
10th ANNIVERSARY

Chambers Street Properties
47 Hulfish Street, Suite 210
Princeton, NJ 08542-3706
609 683-4900
www.ChambersStreet.com